        DBI Draft 4/25/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant☑
Filed by a Party other than the Registrant☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Designer Brands Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! DESIGNER BRANDS INC. 810 DSW DRIVE COLUMBUS, OH 43219 ATTN: CORPORATE SECRETARY DESIGNER BRANDS INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET You invested in DESIGNER BRANDS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2023 at 11:00 a.m. Eastern Time. Vote Virtually at the Meeting* June 15, 2023 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/DBI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V14332-P87265 Get informed before you vote View the Notice and Proxy Statement and 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V14333-P87265 1 Year 01) Harvey L. Sonnenberg 02) Allan J. Tanenbaum 03) Peter S. Cobb 04) Douglas M. Howe 1. Election of Directors: 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending February 3, 2024. 3. Advisory vote on the compensation paid to our named executive officers in the fiscal year ended January 28, 2023. 4. Advisory vote on the frequency of shareholder votes on the compensation of named executive officers. NOTE: The proxy holders are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any postponements, continuations, or adjournments thereof. For For For